     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 9, 1997


                                                      REGISTRATION NO. 333-23779
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                AMENDMENT NO. 2
                                       TO


                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                            AFC CABLE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                                    3357                                   95-1517994
    (State or other jurisdiction of             (Primary Standard Industrial                    (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification Number)

                           --------------------------

                          50 KENNEDY PLAZA, SUITE 1250
                         PROVIDENCE, RHODE ISLAND 02903
                                 (401) 453-2000
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                         ------------------------------

                               RAYMOND H. KELLER
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                            AFC CABLE SYSTEMS, INC.
                           55 SAMUEL BARNET BOULEVARD
                        NEW BEDFORD, MASSACHUSETTS 02745
                                 (508) 998-1131
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                         ------------------------------

                                   COPIES TO:

                DOUGLASS N. ELLIS, JR.                                   MAURICE L. ZILBER, P.C.
                     ROPES & GRAY                                            PEABODY & BROWN
                One International Place                                    101 Federal Street
              Boston, Massachusetts 02110                              Boston, Massachusetts 02110
                    (617) 951-7000                                           (617) 345-1000

                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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
            THE SOLE PURPOSE OF THIS FILING IS TO FILE EXHIBIT 10.1
                 THERE HAVE BEEN NO CHANGES TO THE PROSPECTUS.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The estimated costs (other than underwriting discounts and commissions) of issuance and distribution of the securities being registered are as follows:

SEC Registration Fee..............................................  $  14,985
Nasdaq National Market Listing Fee................................     17,500
NASD Filing Fee...................................................      5,445
Blue Sky Fee and Expenses.........................................     15,000
Transfer Agent and Registrar Fees and Expenses....................      5,000
Accounting Fees and Expenses......................................    100,000
Legal Fees and Expenses...........................................    150,000
Printing and Engraving............................................     20,000
Miscellaneous.....................................................     22,070
                                                                    ---------
    Total.........................................................  $ 350,000
                                                                    ---------
                                                                    ---------

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Section 145 of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
Section 145 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses actually and reasonably incurred in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or such other court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which the Court of Chancery or such other court shall deem proper.

    Section 102(b)(7) of the DGCL permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (relating to unlawful payment of dividends and unlawful stock purchase and redemption) or
(iv) for any transaction from which the director derived an improper personal benefit.

    The Registrant's Certificate of Incorporation provides that the Company's Directors shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent that exculpation from liabilities is not permitted under the DGCL as in effect at the time such liability is determined. The Registrant's Certificate of Incorporation further provides that the Registrant shall indemnify its directors and officers to the fullest extent permitted by the DGCL.

    The Underwriting Agreement provides for indemnification of the Company's directors and officers by the Underwriters in certain circumstances.

    The directors and officers of the Company are covered under directors' and officers' liability insurance policies maintained by the Company.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    (a) EXHIBITS

    The following exhibits are filed as a part of this Registration Statement.


  EXHIBIT
    NO.                                           DESCRIPTION
-----------  -------------------------------------------------------------------------------------
       1.1   Form of Underwriting Agreement.*
       4.1   Specimen Certificate of Common Stock.(1)
       4.2   Restated Certificate of Incorporation. (2)
       4.3   By-Laws of the Company.(1)
       5.1   Opinion of Ropes & Gray.*
      10.1   1997 Equity Incentive Plan
      23.1   Consent of Ropes & Gray (See Exhibit 5.1).*
      23.2   Consent of Ernst & Young LLP.*
      24.1   Powers of Attorney. (Included on Page II-4)*
      27.1   Financial Data Schedule.*


------------------------

 * Previously filed.

(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 33-70234) and incorporated by reference herein.

(2) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 33-87884) and incorporated by reference herein.

    (b) FINANCIAL STATEMENT SCHEDULE

       Report of Independent Auditors

       Schedule II--Valuation and Qualifying Accounts

    All other schedules are either inapplicable or the information is included in the Financial Statements or the Notes thereto and have therefore been omitted.

ITEM 17. UNDERTAKINGS.

    (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    (b) The Company hereby undertakes that:

        (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

        (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at this time shall be deemed to be the initial BONA FIDE offering thereof.

        (3) For purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Providence, the State of Rhode Island, on this 9th day of April, 1997.


                                AFC CABLE SYSTEMS, INC.

                                BY:            /S/ RAYMOND H. KELLER,
                                     -----------------------------------------
                                                 Raymond H. Keller,
                                     VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                         TITLE                         DATE
------------------------------------------------------  --------------------------------------  -----------------

                          *                             Chairman of the Board, Chief Executive
     -------------------------------------------          Officer and Director                    April 9, 1997
                   Ralph R. Papitto                       (Principal Executive Officer)

                /s/ RAYMOND H. KELLER                   Vice President, Chief Financial
     -------------------------------------------          Officer and Director (Principal         April 9, 1997
                  Raymond H. Keller                       Financial and Accounting Officer)

                          *                             Director
     -------------------------------------------                                                  April 9, 1997
                  Malcolm M. Donahue

                          *                             Director
     -------------------------------------------                                                  April 9, 1997
                  Robert R. Wheeler

                          *                             Director
     -------------------------------------------                                                  April 9, 1997
                  Anthony J. Santoro

                /s/ RAYMOND H. KELLER
     -------------------------------------------
         *Raymond H. Keller, Attorney-in-Fact

                                 EXHIBIT INDEX


  EXHIBIT
  NUMBER                                                   DESCRIPTION
-----------  --------------------------------------------------------------------------------------------------------
       1.1   Form of Underwriting Agreement.*
       4.1   Specimen Certificate of Common Stock.(1)
       4.2   Restated Certificate of Incorporation (2)
       4.3   By-Laws of the Company.(1)
       5.1   Opinion of Ropes & Gray.*
      10.1   1997 Equity Incentive Plan
      23.1   Consent of Ropes & Gray (See Exhibit 5.1)*
      23.2   Consent of Ernst & Young LLP.*
      24.1   Powers of Attorney (Included on Page II-4)*
      27.1   Financial Data Schedule.*


------------------------

* Previously filed.